Exhibit 10.42

This document prepared by and after

Recording return to:

Foley & Lardner, LLP

2021 McKinney Ave., Suite 1600

Dallas, Texas  75201

Attn:Clifton M. Dugas, II

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF LEASES AND RENTS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is made as of August 3, 2021 by and from LF3 Houston, LLC and LF3 Houston TRS, LLC, each a Delaware limited liability company (collectively, the “Borrower”), to and for the benefit of Legendary A-1 Bonds, LLC, a Delaware limited liability company, its successors and assigns (“Lender”).

RECITALS:

A.Borrower is the owner of certain real property located in Harris County, State of Texas, as more particularly described in Exhibit A attached hereto (“Property”).

B.Lender has agreed to make a loan to Borrower in the maximum principal amount of $13,000,000 (the “Loan”) pursuant to that certain Loan Agreement of even date herewith by and between Borrower and Lender (together with all renewals, amendments, modifications, increases and extensions thereof, the “Loan Agreement”).  The Loan is evidenced by a Promissory Note of even date herewith from Borrower and payable to the order of Lender in the original principal amount of $13,000,000 (together with all renewals, amendments, modifications, increases and extensions thereof, the “Note”).

C.The Loan is secured by:  (i) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents of even date herewith on the Property (the “Security Instrument”), and (ii) certain other documents evidencing or securing the Loan (together with the Note, the Loan Agreement and the Security Instrument, as amended, modified, replaced or restated from time to time, the “Loan Documents”).

D.Borrower is required as a condition to the making of the Loan to transfer and assign to Lender all of Borrower’s right, title and interest in, to and under the Leases and Rents (as defined below).

AGREEMENT:

NOW, THEREFORE, as an inducement for the making of the Loan, Borrower hereby represents, warrants, covenants and agrees as follows:

1.Definitions.  As used herein, the following terms shall have the following meanings:

“Event of Default” means (i) any default hereunder, after the expiration of any cure periods expressly provided for herein, and (ii) an Event of Default, as defined in the Loan Agreement.

“Leases” means all leases, subleases, rental contracts, occupancy agreements, licenses and other arrangements (in each case whether existing now or in the future) pursuant to which any person or entity occupies or has the right to occupy or use any portion of the Property, and includes (a) any supplement, modification, amendment, renewal or extension of any Lease and (b) any security or guaranty for any Lease.

“Lessees” means the lessees under the Leases or any subtenants or occupants of the Property.

“Notice of Enforcement” means a notice in substantially the form set forth in Section 64.056 of TARA from Lender to any Lessee under a Lease instructing each such Lessee under a Lease to pay all current and future Rents under the Leases directly to Lender, and attorn in respect of all other obligations thereunder directly to Lender.

“Rent Demand”:  A notice to Borrower as contemplated in Section 64.054 of TARA sent by Lender demanding payment by Borrower to Lender of all unpaid accrued Rents and all unaccrued Rents as they accrue.

“Rents” means all rents, issues, income, revenues, royalties, profits and other amounts now or in the future payable under any of the Leases, including those past due and unpaid.

Capitalized terms used in this Assignment and not otherwise defined are used as defined in the Loan Agreement.

2.Assignment.  As security for the payment and performance of the Obligations, Borrower hereby absolutely and unconditionally transfers, sets over and assigns to Lender all present and future right, title and interest of Borrower in, to and under the Leases and the Rents, together with all advance payments, security deposits and other amounts paid or payable to or deposited with Borrower under any of the Leases and all other rights and interests of Borrower under or in respect of any of the Leases.  This Assignment is intended to be and is an absolute present assignment from Borrower to Lender, it being intended hereby to establish a complete and present transfer of all Leases and Rents with the right, but without the obligation, to collect all Rents.  Notwithstanding the foregoing, to the extent this provision conflicts with the Texas Assignment of Rents Act, Chapter 64 of the Texas Property Code or any successor statute, as amended from time to time (“TARA”), TARA shall control.

3.License.  Except as hereinafter set forth, Borrower shall have a license to collect the Rents accruing under the Leases as they become due (“License”), but not in advance, and to enforce the Leases.  The License may terminate as set forth in Section 8 hereof upon the occurrence of an Event of Default.  Borrower covenants and agrees that in exercising its License it shall hold all Rents in trust and shall apply the same first to the payment of the reasonable expenses of owning, maintaining, repairing, operating and renting the Property, and then to payment of the Obligations.

4.Representations and Warranties.  Borrower hereby represents and warrants to Lender that:  (a) Borrower is the absolute owner of the entire lessor’s interest in each of the Leases, with absolute right and title to assign the Leases and the Rents; (b) to Borrower’s knowledge, the Leases are valid, enforceable and in full force and effect and have not been modified, amended or terminated; (c) there are no outstanding assignments or pledges of the Leases or of the Rents and no other party has any right, title or interest in the Leases or the Rents; (d) there are no existing defaults under the provisions of the Leases on the part of the lessor and to Borrower’s knowledge, there are no existing defaults under the provisions of the Leases on the part of the Lessees thereunder; (e) to Borrower’s knowledge, no Lessee has any defense, set-off or counterclaim against Borrower; (f) except as disclosed in writing to Lender, no Lessee has any purchase option or first refusal right or any right or option for additional space with respect to the Property; (g) Borrower has not accepted prepayments of installments of rent or any other charges under any Lease for a period of more than one (1) month in advance; and (h) to Borrower’s knowledge, except as otherwise disclosed to Lender in writing, all work required to be performed by Borrower, as landlord, as of the date hereof under any Lease has been completed in accordance with the provisions of the Lease.

5.Covenants of Borrower.

(a)New Leases and Lease Terminations and Modifications.  Borrower shall not enter into, cancel, surrender or terminate (except as a result of a material default by the Lessees thereunder and failure of any such Lessee to cure the default within the applicable time periods, if any, set forth in any Lease), amend or modify any Lease, or make any subsequent assignment or pledge of a Lease, or consent to the subordination of the interest of any Lessee in any Lease, or consent to any assignment by any Lessee or any subletting, without the prior written consent of Lender, which consent shall not be unreasonably withheld.  Any attempt to do any of the foregoing without the prior written consent of Lender (if such consent is required) shall be null and void.

(b)Performance under Leases.  Borrower shall observe and perform all of the covenants, terms, conditions and agreements contained in the Leases to be observed or performed by the lessor thereunder, and Borrower shall not do or suffer to be done anything to impair the security thereof.  Borrower shall not (i) release the liability of any Lessee under any Lease or any guaranty thereof, (ii) consent to any Lessee’s withholding of rent or making monetary advances and off-setting the same against future rentals, (iii) consent to any Lessee’s claim of a total or partial eviction, (iv) consent to a termination or cancellation of any Lease, except as specifically provided above or in such Lease, or (v) enter into any oral leases or orally amend or modify any Lease with respect to all or any portion of the Property;

(c)Collection of Rents.  Borrower shall not collect any of the Rents, issues, income or profits assigned hereunder more than thirty (30) days in advance of the time when the same shall become due, except for security or similar deposits;

(d)Further Assignment.  Borrower shall not make any other assignment of its entire or any part of its interest in or to any or all Leases, or any or all Rents, except as specifically permitted by the Loan Documents;

(e)Lease Guaranty.  Borrower shall not alter, modify or change the terms of any guaranty of any [commercial] Lease, or cancel or terminate any such guaranty or do or permit to be done anything which would terminate any such guaranty as a matter of law;

(f)Waive Rental Payments.  Borrower shall not waive or excuse the obligation to pay rent under any Lease;

(g)Defending Actions.  Borrower shall, at its sole cost and expense, appear in and defend any and all actions and proceedings arising under, relating to or in any manner connected with any Lease or the obligations, duties or liabilities of the lessor or any Lessee or guarantor thereunder, and shall pay all costs and expenses of the Lender, including court costs and reasonable attorneys’ fees, in any such action or proceeding in which the Lender may appear;

(h)Enforcement.  Borrower shall enforce the observance and performance of each covenant, term, condition and agreement contained in each Lease to be observed and performed by the Lessees and guarantors thereunder;

(i)Notice.  Borrower shall immediately notify the Lender of any material breach by a Lessee or guarantor under any Lease;

(j)Subordination.  Borrower shall not permit any of the Leases to become subordinate to any lien or liens other than liens securing the Obligations secured hereby or liens for general real estate taxes not delinquent; and

(k)Bankruptcy of Lessee.  If any Lessee is or becomes the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Borrower covenants and agrees that if any such Lease is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Lender, and any check in payment of damages for termination or rejection of any such Lease will be made payable both to Borrower and Lender.  Borrower hereby assigns any such payment to Lender and further covenants and agrees that upon the request of Lender, it will duly endorse to the order of the Lender any such check.

6.Cancellation of Lease.  In the event that any Lease permits cancellation thereof on payment of consideration and the privilege of cancellation is exercised, the payments made or to be made by reason thereof are hereby assigned to Lender, and if an Event of Default has occurred, shall be applied, at the election of Lender, to the Obligations in whatever order Lender shall choose in its discretion or shall be held in trust by Lender as further security, without interest, for the payment of the Obligations.  Prior to such Event of Default, Borrower may use and apply such termination payments to expenses of the Property; provided, however, that Borrower shall notify Lender in writing of the receipt and amount of any such termination payments and the name of the tenant from whom such termination payment was received.

7.Lender’s Rights Upon Lessee Bankruptcy.  Upon the occurrence of an Event of Default, and if a Lessee under a Lease files or has filed against it any petition in bankruptcy or for reorganization, or undertakes or is subject to similar action, Lender shall have, and is hereby assigned by Borrower, all of the rights which would otherwise inure to the benefit of Borrower in such proceedings, including, without limitation, the right to seek “adequate protection” of its interests, to compel rejection of any Lease, and to seek such claims and awards as may be sought or granted in connection with the rejection of such Lease.  Unless otherwise consented to by Lender in writing, Lender’s exercise of any of the rights provided herein shall preclude Borrower from the pursuit and benefit thereof without any further action or proceeding of any nature.  Lender, however, shall not be obligated to make timely filings of claims in any bankruptcy, reorganization or similar action, or to otherwise pursue creditor’s rights therein.

8.Default of Borrower.

(a)Remedies.  Upon the occurrence of an Event of Default, Borrower’s License to collect Rents shall upon written notice cease and terminate.  Lender shall thereupon be authorized at its option to enter and take possession of all or part of the Property, in person or by agent, employee or court appointed receiver, and to perform all acts necessary for the operation and maintenance of the Property in the same manner and to the same extent that Borrower might reasonably so act.  In furtherance thereof, Lender shall be authorized, but under no obligation, to collect the Rents arising from the Leases, and to enforce performance of any other terms of the Leases including, but not limited to, Borrower’s rights to fix or modify rents, sue for possession of the leased premises, relet all or part of the leased premises, and collect all Rents under such new Leases.  In that regard, Lender may deliver a Rent Demand to Borrower or deliver a Notice of Enforcement to Lessees.  Assignor agrees that pursuant to Section 64.002(a)(3) of TARA, any Rent Demand sent by Lender may be sent to Borrower pursuant to the notice provisions set forth in the Loan Agreement.  As described in Section 64.060 of TARA, Borrower shall, within ten days after its receipt of a Rent Demand, deliver to Lender such Rents as are described in the Rent Demand.  It shall never be necessary for Lender to institute legal proceedings of any kind whatsoever to enforce any provision of this Assignment. All Notices of Enforcement shall be delivered to Lessees in accordance with TARA.  Upon receipt from Lender of a Notice of Enforcement, each Lessee is authorized and directed to pay directly to Lender all Rents thereafter accruing, and the receipt of Rents by Lender shall be a release of such Lessee to the extent of all amounts so paid.  The receipt by a Lessee of a Notice of Enforcement shall be sufficient authorization for such Lessee to make all future payments of Rents directly to Lender and each such Lessee shall be entitled to rely on the Notice of Enforcement and shall have no liability to Borrower for any Rents paid to Lender after receipt of the Notice of Enforcement.  Further, Borrower shall also pay to Lender, promptly upon any Event of Default:  (a) all rent prepayments and security or other deposits paid to Borrower pursuant to any Lease assigned hereunder; and (b) all charges for services or facilities or for escalations which have theretofore been paid pursuant to any such Lease to the extent allocable to any period from and after such Event of Default.  Lender will, after payment of all proper costs, charges and any damages, apply the net amount of such Rents to the Obligations.  Lender shall have sole but reasonable discretion as to the manner in which such Rents are to be applied, the reasonableness of the costs to which they are applied, and the items that will be credited thereby.

(b)Notice to Lessee.  Borrower hereby irrevocably authorizes each Lessee, upon demand and notice from Lender of the occurrence of an Event of Default, to pay all Rents under the Leases to Lender.  Borrower agrees that each Lessee shall have the right to rely upon any notice from Lender directing such Lessee to pay all Rents to Lender, without any obligation to inquire as to the actual existence of an Event of Default, notwithstanding any notice from or claim of Borrower to the contrary.  Borrower shall have no claim against any Lessee for any Rents paid by Lessee to Lender.

(c)Assignment of Defaulting Borrower’s Interest in Lease.  Lender shall have the right to assign Borrower’s right, title and interest in and to the Leases to any person acquiring title to the Property through foreclosure or otherwise.  Such Lender shall not be liable to account to Borrower for the Rents thereafter accruing.

(d)No Waiver.  Lender’s failure to avail itself of any of its rights under this Assignment for any period of time, or at any time or times, shall not constitute a waiver thereof.  Lender’s rights and remedies hereunder are cumulative, and not in lieu of, but in addition to, any other rights and remedies Lender has under the Loan Agreement, the Note, the Security Instrument and any of the other Loan Documents or otherwise available at law or in equity.  Lender’s rights and remedies hereunder may be exercised as often as Lender deems expedient.

(e)Costs and Expenses.  The cost and expenses (including any receiver’s fees and fees) incurred by Lender pursuant to the powers contained in this Assignment shall be immediately reimbursed by Borrower to Lender on demand, shall be secured hereby and, if not paid by Borrower, shall bear interest from the date demanded at the Default Rate (as defined in the Loan Agreement).  Lender shall not be liable to account to Borrower for any action taken pursuant hereto, other than to account for any Rents actually received by Lender.

9.Indemnification of Lender.  Borrower hereby agrees to indemnify, defend, protect and hold Lender harmless from and against any and all liability, loss, cost, expense or damage (including reasonable attorney fees) that Lender may or might incur under the Leases or by reason of this Assignment.  Such indemnification shall also cover any and all claims and demands that may be asserted against Lender under the Leases or this Assignment.  Nothing in this section shall be construed to bind Lender to the performance of any Lease provisions, or to otherwise impose any liability upon Lender, including, without limitation, any liability under covenants of quiet enjoyment in the Leases in the event that any Lessee shall have been joined as party defendant in any action to foreclose the Security Instrument and shall have been barred thereby of all right, title, interest, and equity of redemption in the Property.  This Assignment imposes no liability upon Lender for the operation and maintenance of the Property or for carrying out the terms of any Lease before Lender has entered and taken possession of the Property.  Any loss or liability incurred by Lender by reason of actual entry and taking possession under any Lease or this Assignment or in the defense of any claims shall, at Lender’s request, be immediately reimbursed by Borrower.  Such reimbursement shall include interest at the Default Rate provided in the Note, costs, expenses and reasonable attorney fees.  Lender may, upon entry and taking of possession, collect the Rents and apply them to reimbursement for any such loss or liability.  The provisions of this Section 9 shall survive repayment of the Obligations and any termination or satisfaction of this Assignment.

10.Additions to, Changes in and Replacement of Obligations.  Lender may take security in addition to the security already given Lender for the payment of the Obligations or release such other security, and may release any party primarily or secondarily liable on the Obligations, may grant or make extensions, renewals, modifications or indulgences with respect to the Obligations or the Security Instrument and replacements thereof, which replacements of the Obligations or the Security Instrument may be on the same terms as, or on terms different from, the present terms of the Obligations or the Security Instrument, and may apply any other security held by it to the satisfaction of the Obligations, without prejudice to any of its rights hereunder.

11.Power of Attorney.  In furtherance of the purposes of this Assignment, Borrower hereby appoints Lender as Borrower’s attorney-in-fact, with full authority in the place of Borrower, at the option of Lender at any time after the occurrence of an Event of Default, and in the name of Borrower or Lender, to (a) collect, demand and receive the Rents and other amounts payable under any Lease, (b) bring suit and take other action to enforce the Leases, (c) enforce, supplement, modify, amend, renew, extend, terminate and otherwise administer the Leases and deal with Lessees in relation to the Leases, (d) give notices, receipts, releases and satisfactions with respect to the Leases and the Rents and other amounts payable under any Lease, and (e) take such other action as Lender may reasonably deem necessary or advisable in connection with the exercise of any right or remedy or any other action taken by Lender under this Assignment.

12.No Mortgagee in Possession; No Other Liability.  The acceptance by Lender of this Assignment, with all of the rights, power, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Lender, be deemed or construed to:  (a) constitute Lender as a mortgagee in possession nor place any responsibility upon Lender for the care, control, management or repair of the Property, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by any Lessee, occupant or other party, or for any dangerous or defective condition of the Property, nor thereafter at any time or in any event obligate Lender to appear in or defend any action or proceeding relating to the Leases or to the Property; (b) require Lender to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases; or (c) require Lender to assume any obligation or responsibility for any security deposits or other deposits delivered to Borrower by Lessees and not assigned and delivered to Lender.  Lender shall not be liable in any way for any injury or damage to person or property sustained by any person in or about the Property.

13.Termination of Assignment.  Lender shall terminate and release this Assignment as to all or a portion of the Property to the same extent as the Security Instrument is released in whole or in part.

14.Miscellaneous.

(a)Severability.  If any term of this Assignment or the application hereof to any person or set of circumstances, shall to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent consistent with applicable law.

(b)Captions.  The captions or headings at the beginning of each section hereof are for the convenience of the parties only and are not part of this Assignment.

(c)Counterparts.  This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be construed together and shall constitute one instrument.  It shall not be necessary in making proof of this Assignment to produce or account for more than one such counterpart.

(d)Notices.  All notices or other written communications hereunder shall be given in the manner set forth in the Loan Agreement.

(e)Modification.  No amendment, modification or cancellation of this Assignment or any part hereof shall be enforceable without Lender’s prior written consent.

(f)Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to conflict of laws principles.

(g)Successors and Assigns; Gender; Joint and Several Liability.  The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property, and all subsequent holders of the Note and the Security Instrument, subject in all events to the provisions of the Security Instrument regarding transfers of the Property by Borrower.  In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case.  If there is more than one (1) party constituting Borrower, all obligations of each Borrower hereunder shall be joint and several.

(h)Expenses.  Borrower shall pay on demand all costs and expenses incurred by Lender in connection with the review of Leases, including reasonable fees and expenses of Lender’s outside counsel.

15.WAIVER OF JURY TRIAL.  BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS ASSIGNMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE LOAN DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS.

16.JURISDICTION AND VENUE.  BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS ASSIGNMENT SHALL BE LITIGATED IN THE CIRCUIT COURT OF HARRIS COUNTY, TEXAS, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION.  BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE SECURITY INSTRUMENT.  BORROWER WAIVES ANY CLAIM THAT ANY SUCH JURISDICTION IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE.  SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.  THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has caused this Assignment to be duly executed as of the day and year first above written.

BORROWER:

LF3 HOUSTON, LLC,
a Delaware limited liability company

By:	/s/ Samuel C. Montgomery
Name:	Samuel C. Montgomery
Title:	Chief Financial Officer

STATE OF	North Dakota	§
§
COUNTY OF	Cass	§

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that _Samuel C. Montgomery_, the _Chief Financial Officer_ of LF3 HOUSTON, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _2_ day of August, 2021.

/s/ Jennifer Moum
Notary Public

My Commission Expires:

April 25, 2022

(Signature/Notary Page to Assignment of Leases and Rents)

IN WITNESS WHEREOF, Borrower has caused this Assignment to be duly executed as of the day and year first above written.

BORROWER:

LF3 HOUSTON TRS, LLC,
a Delaware limited liability company

By:	/s/ Samuel C. Montgomery
Name:	Samuel C. Montgomery
Title:	Chief Financial Officer

STATE OF	North Dakota	§
§
COUNTY OF	Cass	§

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that _Samuel C. Montgomery_, the _Chief Financial Officer_ of LF3 HOUSTON TRS, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _2_ day of August, 2021.

/s/ Jennifer Moum
/s/ Jennifer Moum
Notary Public

My Commission Expires:

April 25, 2022

2

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

FIELD NOTES FOR 145,851 SQUARE FEET OR 3.348 ACRES OF LAND BEING PART OF UNRESTRICTED RESERVE “AA”, BLOCK 15 OF WORLD/HOUSTON INTERNATIONAL BUSINESS CENTER, SECTION TWO, RECORDED IN VOLUME 286, PAGE 34, HARRIS COUNTY MAP RECORDS; SAID 3.348 ACRES OF LAND ALSO BEING THE SAME PROPERTY DESCRIBED IN DEED DATED FEBRUARY 07, 2001, TO HHG PARTNERS, LLC RECORDED UNDER HARRIS COUNTY CLERK’S FILE NO. U890843, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, LOCATED IN THE W.C.R.R. CO. SURVEY, ABSTRACT NO. 1078, HARRIS COUNTY, TEXAS;

BEGINNING AT A¾ INCH IRON PIPE FOUND AT THE INTERSECTION OF THE EAST RIGHT-OF-WAY LINE OF JOHN F. KENNEDY BOULEVARD (200 FEET WIDE PER VOLUME 4907, PAGE 260, HARRIS COUNTY DEED RECORDS) AND THE NORTHEASTERLY CUTBACK CURVE OF KENDRICK PLAZA DRIVE (70 FEET WIDE PER VOLUME 286, PAGE 34, HARRIS COUNTY MAP RECORDS) FOR THE MOST WESTERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE, NORTH 02 DEG. 19 MIN. 01 SEC. WEST, ALONG THE EAST RIGHT-OF-WAY LINE OF JOHN F. KENNEDY BOULEVARD, A DISTANCE OF 265.14 FEET TO AN IRON ROD WITH CAP STAMPED “COTTON” FOUND FOR THE SOUTHWEST CORNER OF A CERTAIN TRACT OF LAND DESCRIBED IN DEEDS DATED DECEMBER 11, 1997 TO LA QUINTA INNS, INC., RECORDED UNDER HARRIS COUNTY CLERK’S FILE NOS. 5773615 AND 5773616 AND THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE, NORTH 87 DEG. 40 MIN. 59 SEC. EAST, ALONG THE SOUTH LINE OF SAID LA QUINTA INNS, INC. TRACT, A DISTANCE OF 470.00 FEET TO A 3/8 INCH IRON ROD WITH CAP FOUND IN THE WESTERLY LINE OF A CERTAIN TRACT OF LAND DESCRIBED IN DEEDS DATED JULY 8, 1997 TO EOP-INTERCONTINENTAL CENTER LIMITED PARTNERSHIP, RECORDED UNDER HARRIS COUNTY CLERK’S FILE NOS. 5539159 AND 5539161 FOR THE SOUTHEAST CORNER OF SAID LA QUINTA INNS, INC. TRACT AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG THE WESTERLY LINE OF SAID EOP-INTERCONTINENTAL CENTER LIMITED PARTNERSHIP TRACT, THE FOLLOWING COURSES AND DISTANCES;

SOUTH 02 DEG. 19 MIN. 01 SEC. EAST, A DISTANCE OF 165.14 FEET TO A 3/8 INCH IRON ROD WITH CAP FOUND FOR AN ANGLE POINT;

SOUTH 42 DEG. 40 MIN. 59 SEC. WEST, A DISTANCE OF 16.97 FEET TO A 3/8 INCH IRON ROD WITH CAP FOUND FOR AN ANGLE POINT;

SOUTH 02 DEG. 19 MIN. 01 SEC. EAST, A DISTANCE OF 138.00 FEET TO A 3/8 INCH IRON ROD WITH CAP FOUND IN THE NORTH RIGHT-OF-WAY LINE OF KENDRICK PLAZA DRIVE FOR THE MOST SOUTHERLY SOUTHWEST CORNER OF SAID EOP-INTERCONTINENTAL CENTER LIMITED PARTNERSHIP TRACT AND THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE, SOUTH 87 DEG. 40 MIN. 59 SEC. WEST, ALONG THE NORTH RIGHT-OF-WAY LINE OF KENDRICK PLAZA DRIVE, A DISTANCE OF 408.00 FEET TO A ¾ INCH IRON PIPE FOUND FOR THE POINT OF CURVATURE OF A CUTBACK CURVE TO THE RIGHT AND THE MOST SOUTHERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE, IN A NORTHWESTERLY DIRECTION ALONG SAID CUTBACK CURVE TO THE RIGHT, HAVING A RADIUS OF 50.00 FEET, AN ARC LENGTH OF 78.54 FEET, A CENTRAL ANGLE OF 90 DEG. 00 MIN. 00 SEC., AND A CHORD WHICH BEARS NORTH 47 DEG. 19 MIN. 01 SEC. WEST, 70.71 FEET TO THE POINT OF BEGINNING AND CONTAINING 145,851 SQUARE FEET OR 3.348 ACRES OF LAND.

A-1

THE ABOVE DESCRIBED PROPERTY ALSO BEING DESCRIBED BY SURVEY AS FOLLOWS:

Being a 3.35 acre tract or parcel of land situated in the W.C.R.R. Company Survey, Abstract No. 1078, Harris County, Texas, and being all of that certain called 3.348 acre tract of land conveyed from Kevin Golshan, et al, to Houston-Hotel Partners, LLC, by Special Warranty Deed, as recorded in File No. 2295824, Official Public Records of Real Property, Harris County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2” iron rod found in the North margin of Kendrick Plaza Drive, at the most Southerly Southwest corner of a called 5.1392 acre tract of land, described as Tract I , conveyed to 15600 JFK Houston

Owner, LLC, by Special Warranty Deed, as recorded in File No. 2018-464192, Official Public Records of Real Property, Harris County, Texas, and at the Southeast corner of said 3.348 acre tract, from which a 3/4” iron pipe found at the Southeast corner of said 5.1392 acre tract bears North 87 degrees 41 minutes 08 seconds East, a distance of 41.97 feet;

THENCE South 87 degrees 41 minutes 08 seconds West, along the North margin of Kendrick Plaza Drive and with the South line of said 3.348 acre tract, a distance of 408.00 feet to a 1/2” iron rod set capped (By-Line) at the beginning of a curve to the right, with a radius of 50.00 feet, a delta angle of 90 degrees 13 minutes 39 seconds, the chord of which bears North 47 degrees 12 minutes 51 seconds West, for a chord distance of 70.85 feet;

THENCE along the arc of said curve, along the North margin of Kendrick Plaza Drive, along the East margin of John F. Kennedy Blvd., and with the Southwest line of said 3.348 acre tract, for an arc length of 78.74 feet to a 3/4” iron pipe found in the East margin of John F. Kennedy Blvd. and in the West line of said 3.348 acre tract;

THENCE North 02 degrees 19 minutes 16 seconds West, along the East margin of John F. Kennedy Blvd. and with the West line of said 3.348 acre tract, a distance of 265.04 feet to a 5/8” iron rod found at the Southwest corner of a called 1.6621 acre tract of land, described as Tract 2, conveyed to JFK Hospitality LLC, by Special Warranty Deed, as recorded in File No. 2020-65366, Official Public Records of Real Property, Harris County, Texas and at the Northwest corner of said 3.348 acre tract;

THENCE North 87 degrees 42 minutes 09 seconds East, with the South line of said 1.6621 acre tract, with the South line of a called 1.5837 acre tract of land, described as Tract 1, conveyed to JFK Hospitality LLC, by Special Warranty Deed, as recorded in File No. 2020-65366, Official Public Records of Real Property, Harris County, Texas, and with the North line of said 3.348 acre tract, a distance of 469.95 feet to a 5/8” iron rod found at the Southeast corner of said 1.5837 acre tract, in a West line of said 5.1392 acre tract, and at the Northeast corner of said 3.348 acre tract;

THENCE with the common line of said 5.1392 acre tract and said 3.348 acre tract, the following courses and distances:

South 02 degrees 18 minutes 54 seconds East, a distance of 165.01 feet to a 5/8” iron rod found;

South 42 degrees 32 minutes 23 seconds West, a distance of 16.93 feet to a 5/8” iron rod found;

South 02 degrees 19 minutes 46 seconds East, a distance of 138.07 feet to the POINT OF BEGINNING and CONTAINING 3.35 acres of land.

Property Address:	15400 John F Kennedy Blvd, Houston, TX 77032

A-2